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                      ABN AMRO INVESTMENT GRADE BOND FUND

                                 ABN AMRO FUNDS
                                 CLASS I SHARES

                       SUPPLEMENT DATED APRIL 30, 2003 TO
                         PROSPECTUS DATED MARCH 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The Board of Trustees has approved a change to the investment policy of ABN AMRO INVESTMENT GRADE BOND FUND (the "Fund") to permit the Fund to invest, under normal conditions, at least 80% of its assets in a diversified portfolio of investment grade fixed income securities. The investment policy of the Fund may be changed by the Board of Trustees upon 60 days' prior notice to shareholders.

Effective June 30, 2003, the following replaces information found on page 6 under the "Principal Investment Strategies" section of the Fund's Prospectus:

         "Under normal conditions, the Fund invests at least 80% of its assets in a diversified portfolio of investment grade fixed income securities. The Fund normally invests in intermediate-term fixed income securities that include U.S. government securities; corporate bonds; debentures and convertible debentures; zero-coupon bonds; mortgage/asset backed securities; and yankee bonds. The portfolio manager uses a combination of quantitative and fundamental research, including risk/reward and credit risk analysis, in choosing securities. The Fund currently expects to maintain an average dollar-weighted maturity of between one and seven years, although securities of longer or shorter maturities may be purchased. The Fund will attempt to deliver share price and/or income performance in excess of the bond market in general as measured by a broad index such as Lehman Intermediate Aggregate Index."


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com


      ABN AMRO ASSET MANAGEMENT (USA) LLC-CHICAGO CAPITAL MANAGEMENT, INC. MONTAG & CALDWELL, INC.-TAMRO CAPITAL PARTNERS LLC-VEREDUS ASSET MANAGEMENT LLC